Exhibit 99.1

PowerSecure International, Inc.

Consolidated Statements of Income (unaudited)

Supplemental Financial Information Issued for 2012 Quarterly and Full Year Periods with Restructuring and cost reduction charges

GAAP Results

($000’s except per share data, some rounding throughout)

	Three Months Ended				GAAP
	GAAP March 31, 2012	GAAP June 30, 2012	GAAP September 30, 2012	GAAP December 31, 2012	Year Ended December 31, 2012
Revenue	33,185	37,867	44,236	46,751	162,039
Cost of sales	23,630	25,663	30,360	31,300	110,953

Gross Profit	9,555	12,204	13,876	15,451	51,086

Operating expenses
General and administrative	8,645	9,093	9,012	9,451	36,201
Selling, marketing, and service	1,058	1,366	1,615	1,521	5,560
Depreciation and amortization	1,085	1,136	1,211	1,348	4,780
Restructuring and cost reduction charges	0	0	1,548	1,127	2,675

Total operating expenses	10,788	11,595	13,386	13,447	49,216

Operating income (loss)	(1,233)	609	490	2,004	1,870
Other income (expense)
Gain on sale of unconsolidated affiliate	0	1,439	0	0	1,439
Equity income	0	0	0	0	0
Management fees	0	0	0	0	0
Interest income and other income	22	23	22	21	88
Interest expense	(108)	(116)	(114)	(111)	(449)

Income (loss) before income taxes	(1,319)	1,955	398	1,914	2,948
Income tax expense (benefit)	(393)	621	119	503	850

Net income (loss) from continuing operations	(926)	1,334	279	1,411	2,098
Discontinued operations - income from operations (net of tax)	35	32	11	0	78
Discontinued operations - gain on sale (net of tax)	0	0	0	0	0

Net income (loss)	(891)	1,366	290	1,411	2,176
Net loss (income) attributable to noncontrolling interest	288	277	192	145	902

Net income (loss) attributable to PowerSecure International, Inc.	(603)	1,643	482	1,556	3,078

Summary of Amounts Attributable to PowerSecure International, Inc. shareholders
Income from continuing operations (net of tax)	(638)	1,611	471	1,556	3,000
Income from discontinued operations (net of tax)	35	32	11	0	78

Net income (loss) attributable to PowerSecure International, Inc.	(603)	1,643	482	1,556	3,078

EARNINGS PER SHARE AMOUNTS (“E.P.S”) ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:
Continuing Operations
Basic	(0.03)	0.09	0.03	0.08	0.16

Diluted	(0.03)	0.09	0.03	0.08	0.16

Discontinued Operations
Basic	0.00	0.00	0.00	0.00	0.00

Diluted	0.00	0.00	0.00	0.00	0.00

Net Income
Basic	(0.03)	0.09	0.03	0.08	0.16

Diluted	(0.03)	0.09	0.03	0.08	0.16

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	18,902	18,846	18,676	18,306	18,681

Diluted	18,902	18,941	18,793	18,487	18,818

PowerSecure International, Inc.

Consolidated Statements of Operations (unaudited)

Supplemental Financial Information Issued for 2012 Quarterly and Full Year Periods with Restructuring and cost reduction charges

Non-GAAP Pro-forma Measures Excluding Restructuring and cost reduction charges, WaterSecure, and PowerPackages Results

($000’s except per share data, some rounding throughout)

	Three Months Ended												GAAP		Non- GAAP
		WaterSecure,	Non-		WaterSecure,	Non-		WaterSecure,	Non-		WaterSecure,	Non-	Year	WaterSecure,	Year
	GAAP	PowerPackages,	GAAP	GAAP	PowerPackages,	GAAP	GAAP	PowerPackages,	GAAP	GAAP	PowerPackages,	GAAP	Ended	PowerPackages,	Ended
	March 31,	Restructuring	March 31,	June 30,	Restructuring	June 30,	Sept 30,	Restructuring	Sept 30,	Dec 31,	Restructuring	Dec 31,	Dec 31,	Restructuring	Dec 31,
	2012	Charges	2012	2012	Charges	2012	2012	Charges	2012	2012	Charges	2012	2012	Charges	2012
Revenue	33,185		33,185	37,867		37,867	44,236		44,236	46,751		46,751	162,039		162,039
Cost of sales	23,630		23,630	25,663		25,663	30,360		30,360	31,300		31,300	110,953		110,953

Gross Profit	9,555	0	9,555	12,204	0	12,204	13,876	0	13,876	15,451	0	15,451	51,086	0	51,086

Operating expenses
General and administrative	8,645		8,645	9,093		9,093	9,012		9,012	9,451		9,451	36,201		36,201
Selling, marketing, and service	1,058		1,058	1,366		1,366	1,615		1,615	1,521		1,521	5,560		5,560
Depreciation and amortization	1,085		1,085	1,136		1,136	1,211		1,211	1,348		1,348	4,780		4,780
Restructuring and cost reduction charges	0		0	0		0	1,548	(1,548)	0	1,127	(1,127)	0	2,675	(2,675)	0

Total operating expenses	10,788	0	10,788	11,595	0	11,595	13,386	(1,548)	11,838	13,447	(1,127)	12,320	49,216	(2,675)	46,541

Operating income (loss)	(1,233)	0	(1,233)	609	0	609	490	1,548	2,038	2,004	1,127	3,131	1,870	2,675	4,545
Other income (expense)
Gain on sale of unconsolidated affiliate	0		0	1,439	(1,439)	0	0	0	0	0	0	0	1,439	(1,439)	0
Equity income	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Management fees	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Interest income and other income	22		22	23		23	22		22	21		21	88		88
Interest expense	(108)		(108)	(116)		(116)	(114)		(114)	(111)		(111)	(449)		(449)

Income (loss) before income taxes	(1,319)	0	(1,319)	1,955	(1,439)	516	398	1,548	1,946	1,914	1,127	3,041	2,948	1,236	4,184
Income tax expense (benefit)	(393)	0	(393)	621	(457)	164	119	463	582	503	296	799	850	302	1,152

Net income (loss) from continuing operations	(926)	0	(926)	1,334	(982)	352	279	1,085	1,364	1,411	831	2,242	2,098	934	3,032
Discontinued operations - income from	35	(35)	0	32	(32)	0	11	(11)	0	0	0	0	78	(78)	0
Discontinued operations - gain on sale (net of tax)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Net income (loss)	(891)	(35)	(926)	1,366	(1,014)	352	290	1,074	1,364	1,411	831	2,242	2,176	856	3,032
Net loss (income) attributable to noncontrolling interest	288		288	277		277	192		192	145		145	902		902

Net income (loss) attributable to PowerSecure
International, Inc.	(603)	(35)	(638)	1,643	(1,014)	629	482	1,074	1,556	1,556	831	2,387	3,078	856	3,934

Summary of Amounts Attributable to PowerSecure International, Inc. shareholders
Income from continuing operations (net of tax)	(638)	0	(638)	1,611	(982)	629	471	1,085	1,556	1,556	831	2,387	3,000	934	3,934
Income from discontinued operations (net of tax)	35	(35)	0	32	(32)	0	11	(11)	0	0	0	0	78	(78)	0

Net income (loss) attributable to PowerSecure	(603)	(35)	(638)	1,643	(1,014)	629	482	1,074	1,556	1,556	831	2,387	3,078	856	3,934

EARNINGS PER SHARE AMOUNTS (“E.P.S”) ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:
Continuing Operations
Basic	(0.03)	0.00	(0.03)	0.09	(0.05)	0.03	0.03	0.06	0.08	0.08	0.05	0.13	0.16	0.05	0.21

Diluted	(0.03)	0.00	(0.03)	0.09	(0.05)	0.03	0.03	0.06	0.08	0.08	0.04	0.13	0.16	0.05	0.21

Discontinued Operations
Basic	0.00	(0.00)	0.00	0.00	(0.00)	0.00	0.00	(0.00)	0.00	0.00	0.00	0.00	0.00	(0.00)	0.00

Diluted	0.00	(0.00)	0.00	0.00	(0.00)	0.00	0.00	(0.00)	0.00	0.00	0.00	0.00	0.00	(0.00)	0.00

Net Income
Basic	(0.03)	(0.00)	(0.03)	0.09	(0.05)	0.03	0.03	0.06	0.08	0.08	0.05	0.13	0.16	0.05	0.21

Diluted	(0.03)	(0.00)	(0.03)	0.09	(0.05)	0.03	0.03	0.06	0.08	0.08	0.04	0.13	0.16	0.05	0.21

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	18,902	18,902	18,902	18,846	18,846	18,846	18,676	18,676	18,676	18,306	18,306	18,306	18,681	18,681	18,681

Diluted	18,902	18,902	18,902	18,941	18,941	18,941	18,793	18,793	18,793	18,487	18,487	18,487	18,818	18,818	18,818